EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Geoffrey B. Bloom Geoffrey B. Bloom

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Timothy J. O'Donovan Timothy J. O'Donovan

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Daniel T. Carroll Daniel T. Carroll

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Donald V. Fites Donald V. Fites

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Alberto L. Grimoldi Alberto L. Grimoldi

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/David T. Kollat David T. Kollat

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Phillip D. Matthews Phillip D. Matthews

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/David P. Mehney David P. Mehney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Joseph A. Parini Joseph A. Parini

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Joan Parker Joan Parker

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Elizabeth A. Sanders Elizabeth A. Sanders

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1999 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 10, 1999	/s/Paul D. Schrage Paul D. Schrage